                                                                     EXHIBIT 32


                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Sylvan Inc. hereby certifies that the company's quarterly report on Form 10-Q for the quarter ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.




Dated:    August 13, 2003                          /s/  DENNIS C. ZENSEN
        -------------------                        ----------------------------
                                                   Dennis C. Zensen
                                                   Chairman, President and Chief
                                                   Executive Officer

                                                                  EXHIBIT 32


                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Sylvan Inc. hereby certifies that the company's quarterly report on Form 10-Q for the quarter ended June 29, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.




Dated:    August 13, 2003                            /s/  DONALD A. SMITH
        -------------------                          --------------------------
                                                     Donald A. Smith
                                                     Chief Financial Officer



                                       28